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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest reported): January 24, 2003


                        THE PEPSI BOTTLING GROUP, INC.
            (Exact name of registrant as specified in its chapter)


Delaware                           1-14893                   13-4038356
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation                   File Number)              Identification No.)

                       One Pepsi Way, Somers, NY 10589
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (914) 767-6000

Item 5. Other Events.

         On January 24, 2003, The Pepsi Bottling Group, Inc. ("PBG") Board of Directors announced that it had elected John T. Cahill Chairman of the Board. As planned, he succeeds Craig E. Weatherup, who had been Chairman of the Board of PBG since its separation from PepsiCo in November 1998. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibit 99.1      Press release dated January 24, 2003.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE PEPSI BOTTLING GROUP, INC.
                                               (Registrant)

                                            /s/ Pamela C. McGuire
                                            ---------------------
Date January 24, 2003                           (Signature)
                                   Pamela C. McGuire, Senior Vice President,
                                         General Counsel and Secretary